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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  July 25, 2000


                          Storage Computer Corporation
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)




          DELAWARE                       1-13616                  02-045093
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

    11 Riverside Street, Nashua, NH                    03062-1373
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(Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code: (603) 880-3005

                                    No Change
                           --------------------------
       (Registrant's Name of Former Address, if Change Since Last Report)


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Item 5.  Other Events.


         On July 25, 2000, the registrant filed with the Securities and Exchange Commission a Schedule 14A Definitive Proxy Statement relating to the annual meeting of the registrant's stockholders to be held on August 7, 2000. Among the matters to be acted upon at the annual meeting is a proposal to approve the issuance of shares of the registrant's Common Stock upon conversion of the registrant's Series A 8% Convertible Preferred Stock. The Schedule 14A Definitive Proxy Statement is filed with this Current Report as Exhibit 99.1. The information contained in Exhibit 99.1 is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

Exhibit  No.      Description
------------      -----------

99.1              Schedule 14A Definitive Proxy Statement (filed herewith).



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: August 1, 2000                   STORAGE COMPUTER CORPORATION



                                       By: /s/ Theodore J. Goodlander
                                          ---------------------------------
                                       Name: Theodore J. Goodlander
                                       Title: Chief Executive Officer



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                                  Exhibit Index


99.1     Schedule 14A Definitive Proxy Statement (filed herewith).



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